Exhibit 99.1

Pluralsight Announces Second Quarter 2019 Results

•	Second quarter revenue grew 42 percent period over period to $75.9 million

Silicon Slopes, Utah - July 31, 2019 - Pluralsight, Inc. (NASDAQ: PS), the enterprise technology skills company, today announced financial results for the second quarter ended June 30, 2019.
“Our Q2 revenue and Non-GAAP EPS were both above guidance with revenue growing 42% and Non-GAAP EPS improving by 71%.” said Aaron Skonnard, co-founder and CEO of Pluralsight. “Our continued penetration with our top customers, our best in class net revenue retention and our early wins with GitPrime give us a strong base for continued success, and I’m excited about the insights and capabilities our platform and content provide to technology leaders.”
Second Quarter Financial Highlights

•	Billings - Q2 2019 billings were $80.6 million, an increase of 23% period over period. Q2 2019 billings from business customers were $69.1 million, an increase of 27% period over period.

•	Revenue - Q2 2019 revenue was $75.9 million, an increase of 42% period over period.

•	Gross margin - Q2 2019 gross margin was 77%, compared to 70% in Q2 2018. Q2 2019 non-GAAP gross margin was 78%, compared to 76% in Q2 2018.

•	Net loss per share - GAAP net loss per share for Q2 2019 was $0.30. Adjusted pro forma net loss per share for Q2 2019 was $0.06, compared to $0.21 in Q2 2018.

•
Cash flows - Cash used in operations was $7.2 million for Q2 2019, compared to cash used in operations of $5.8 million in Q2 2018. Free cash flow was negative $11.1 million for Q2 2019, compared to negative free cash flow of $9.2 million in Q2 2018.

For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release.
Financial Outlook
Pluralsight is providing the following financial guidance for the third quarter of 2019 and the full year 2019:
Third Quarter 2019 Guidance

•	Revenue is expected to be in the range of $79.5 million to $80 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.15 to $0.13, assuming weighted-average shares outstanding of approximately 138 million.

Full Year 2019 Guidance

•	Revenue is expected to be in the range of $312 million to $318 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.42 to $0.38, assuming weighted-average shares outstanding of approximately 137 million.
Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, acquisition-related costs, amortization of debt discount and issuance costs, and loss on debt extinguishment. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for expectations of adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its second quarter 2019 results and outlook for its third and fourth quarters and full year 2019, today at 2:30 p.m. Mountain time (4:30 p.m. Eastern time).

Date:	July 31, 2019
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 3377505
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 3377505.
About Pluralsight
Pluralsight is an enterprise technology skills platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through a subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation and efficiency. Founded in 2004 and trusted by Fortune 500 companies, Pluralsight provides customers with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and analytics. For more information, visit pluralsight.com.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the third quarter 2019, the full year 2019 and future periods. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; our ability to successfully integrate GitPrime into our platform; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities and to improve sales management and execution; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K/A filed with the SEC on June 27, 2019 and in our quarterly report on Form 10-Q filed with the SEC on July 31, 2019, which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represents total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows, less the change in contract assets and unbilled accounts receivable in the period. Billings in any particular period represents amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both new and existing customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share, and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation, amortization of acquired intangible assets, and employer payroll taxes on employee stock transactions.

Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, and acquisition-related costs.
Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to Pluralsight, Inc. adjusted for the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for equity-based compensation, amortization of acquired intangible assets, employer payroll taxes on employee stock transactions, secondary offering costs, acquisition-related costs, amortization of debt discount and issuance costs, and loss on debt extinguishment. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly-issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash used in operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Revenue	$75,862	$53,572	$145,479	$103,216
Cost of revenue(1)(2)	17,801	15,933	34,511	30,819
Gross profit	58,061	37,639	110,968	72,397
Operating expenses(1)(2):
Sales and marketing	49,994	41,857	94,125	71,324
Technology and content	24,786	18,396	45,030	31,721
General and administrative	20,601	26,002	42,774	37,294
Total operating expenses	95,381	86,255	181,929	140,339
Loss from operations	(37,320)	(48,616)	(70,961)	(67,942)
Other (expense) income:
Interest expense	(7,697)	(2,424)	(9,721)	(6,134)
Loss on debt extinguishment	—	(4,085)	—	(4,085)
Other income, net	4,040	48	5,654	35
Loss before income taxes	(40,977)	(55,077)	(75,028)	(78,126)
Provision for income taxes	(143)	(143)	(297)	(252)
Net loss	$(41,120)	$(55,220)	$(75,325)	$(78,378)
Less: Net loss attributable to non-controlling interests	(11,740)	(13,910)	(26,690)	(13,910)
Net loss attributable to Pluralsight, Inc.	$(29,380)	$(41,310)	$(48,635)	$(64,468)
Less: Accretion of Series A redeemable convertible preferred units	—	(156,750)	—	(176,275)
Net loss attributable to common shares	$(29,380)	$(198,060)	$(48,635)	$(240,743)
Net loss per share, basic and diluted(3)	$(0.30)	$(0.20)	$(0.56)	$(0.20)
Weighted-average common shares used in computing basic and diluted net loss per share(3)	97,608	62,252	86,827	62,252

(1) Includes equity-based compensation as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Cost of revenue	$133	$89	$217	$89
Sales and marketing	7,952	7,356	14,228	7,895
Technology and content	5,137	4,571	8,847	4,952
General and administrative	9,510	16,963	19,708	19,416
Total equity-based compensation	$22,732	$28,979	$43,000	$32,352

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Cost of revenue	$702	$2,961	$1,227	$5,923
Sales and marketing	29	194	29	389
Technology and content	176	177	353	353
Total amortization of acquired intangible assets	$907	$3,332	$1,609	$6,665

(3) Net loss per share, basic and diluted and weighted-average common shares used in computing basic and diluted net loss per share for the three and six months ended June 30, 2018 reflect only the activity for the portion of the period following following Pluralsight, Inc.'s initial public offering and the related reorganization transactions.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Billings	$80,552	$65,297	$158,480	$120,716
Billings from business customers	$69,104	$54,623	$136,260	$99,875
% of billings from business customers	86%	84%	86%	83%
Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$58,061	$37,639	$110,968	$72,397
Equity-based compensation	133	89	217	89
Amortization of acquired intangible assets	702	2,961	1,227	5,923
Employer payroll taxes on employee stock transactions	13	—	16	—
Non-GAAP gross profit	$58,909	$40,689	$112,428	$78,409
Gross margin	77%	70%	76%	70%
Non-GAAP gross margin	78%	76%	77%	76%
Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(37,320)	$(48,616)	$(70,961)	$(67,942)
Equity-based compensation	22,732	28,979	43,000	32,352
Amortization of acquired intangible assets	907	3,332	1,609	6,665
Employer payroll taxes on employee stock transactions	1,329	—	2,773	—
Secondary offering costs	—	—	918	—
Acquisition-related costs	835	—	835	—
Non-GAAP operating loss	$(11,517)	$(16,305)	$(21,826)	$(28,925)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures (cont.)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to common shares	$(29,380)	$(198,060)	$(48,635)	$(240,743)
Accretion of Series A redeemable convertible preferred units	—	156,750	—	176,275
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(11,740)	(13,910)	(26,690)	(13,910)
Equity-based compensation	22,732	28,979	43,000	32,352
Amortization of acquired intangibles	907	3,332	1,609	6,665
Employer payroll taxes on employee stock transactions	1,329	—	2,773	—
Secondary offering costs	—	—	918	—
Acquisition-related costs	835	—	835	—
Amortization of debt discount and issuance costs	6,749	53	8,294	126
Loss on debt extinguishment	—	4,085	—	4,085
Adjusted pro forma net loss	$(8,568)	$(18,771)	$(17,896)	$(35,150)
Denominator:
Weighted-average shares of Class A common stock outstanding	97,608	*	86,827	*
Weighted-average LLC Units of Pluralsight Holdings that are convertible into Class A common stock	39,006	*	48,923	*
Adjusted pro forma weighted-average common shares outstanding, basic and diluted	136,614	89,006	135,750	68,819
Adjusted pro forma net loss per share	$(0.06)	$(0.21)	$(0.13)	$(0.51)
(*) Weighted-average shares of Class A common stock and LLC Units of Pluralsight Holdings are not presented for the three and six months ended June 30, 2018 as these amounts are only presented on a GAAP basis for the portion of the period following Pluralsight, Inc.'s initial public offering and related reorganization transactions.

Reconciliation of net cash used in operating activities to free cash flow:
Net cash used in operating activities	$(7,181)	$(5,793)	$(1,641)	$(16,217)
Less: Purchases of property and equipment	(2,457)	(2,706)	(4,590)	(4,574)
Less: Purchases of content library	(1,504)	(735)	(2,441)	(1,504)
Free cash flow	$(11,142)	$(9,234)	$(8,672)	$(22,295)

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2019	December 31, 2018

Assets
Current assets:
Cash and cash equivalents	$260,313	$194,306
Short-term investments	276,818	—
Accounts receivable, net	57,625	63,436
Deferred contract acquisition costs, net	17,079	—
Prepaid expenses and other current assets	13,115	8,323
Total current assets	624,950	266,065
Restricted cash	27,970	16,765
Long-term investments	35,654	—
Property and equipment, net	49,028	31,641
Content library, net	7,510	7,050
Intangible assets, net	25,483	1,759
Goodwill	261,722	123,119
Deferred contract acquisition costs, noncurrent, net	3,252	—
Other assets	1,367	1,064
Total assets	$1,036,936	$447,463
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,608	$7,160
Accrued expenses	29,332	32,047
Accrued author fees	11,301	10,002
Deferred revenue	172,310	157,695
Total current liabilities	221,551	206,904
Deferred revenue, noncurrent	13,748	14,886
Convertible senior notes, net	487,915	—
Facility financing obligations	31,668	15,777
Other liabilities	1,948	1,303
Total liabilities	756,830	238,870
Stockholders' equity:
Preferred stock	—	—
Class A common stock	10	7
Class B common stock	2	6
Class C common stack	1	1
Additional paid-in capital	599,558	456,899
Accumulated other comprehensive income (loss)	237	(41)
Accumulated deficit	(394,048)	(355,446)
Total stockholders’ equity attributable to Pluralsight, Inc.	205,760	101,426
Non-controlling interests	74,346	107,167
Total stockholders’ equity	280,106	208,593
Total liabilities and stockholders' equity	$1,036,936	$447,463

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018

Operating activities
Net loss	$(41,120)	$(55,220)	$(75,325)	$(78,378)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	2,140	2,167	4,196	4,358
Amortization of acquired intangible assets	907	3,332	1,609	6,665
Amortization of course creation costs	611	483	1,190	930
Equity-based compensation	22,732	28,979	43,000	32,352
Amortization of deferred contract acquisition costs	5,444	—	11,311	—
Amortization of debt discount and issuance costs	6,749	339	8,294	1,215
Investment discount and premium amortization, net	(706)	—	(706)
Provision for doubtful accounts	(5)	136	22	358
Deferred tax benefit	48	(64)	21	(64)
Debt extinguishment costs	—	4,180	—	4,180
Other	232	—	257	—
Changes in assets and liabilities, net of acquired assets and liabilities:
Accounts receivable	(4,276)	(5,467)	7,116	1,335
Deferred contract acquisition costs	(5,579)	—	(11,430)	—
Prepaid expenses and other assets	(2,277)	(1,892)	(4,194)	(3,858)
Accounts payable	35	(2,651)	1,070	(588)
Accrued expenses and other liabilities	2,605	7,364	(2,374)	(2,839)
Accrued author fees	564	796	1,299	617
Deferred revenue	4,715	11,725	13,003	17,500
Net cash used in operating activities	(7,181)	(5,793)	(1,641)	(16,217)
Investing activities
Purchases of property and equipment	(2,457)	(2,706)	(4,590)	(4,574)
Purchases of content library	(1,504)	(735)	(2,441)	(1,504)
Cash paid for acquisition, net of cash acquired	(163,871)	—	(163,871)	—
Purchases of investments	(317,080)	—	(317,080)	—
Proceeds from sales of investments	4,967	—	4,967	—
Net cash used in investing activities	(479,945)	(3,441)	(483,015)	(6,078)
Financing activities
Proceeds from issuance of convertible senior notes, net of discount and issuance costs	(1,009)	—	616,654	—
Purchase of capped calls related to issuance of convertible senior notes	—	—	(69,432)	—
Proceeds from issuance of common stock from employee equity plans	12,010		14,631	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	332,080	—	332,080
Payments of costs related to initial public offering	—	(1,186)	—	(3,085)
Borrowings of long-term debt	—	—	—	20,000
Repayments of long-term debt	—	(137,710)	—	(137,710)
Payments of debt extinguishment costs	—	(2,162)	—	(2,162)
Payments of debt issuance costs	—	—	—	(450)
Payments to settle equity appreciation rights	—	(325)	—	(325)
Taxes paid related to net share settlement	—	(78)	—	(78)
Other	(3)	(4)	(7)	(8)
Net cash provided by financing activities	10,998	190,615	561,846	208,262
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4)	(95)	22	(86)
Net increase in cash, cash equivalents, and restricted cash	(476,132)	181,286	77,212	185,881
Cash, cash equivalents, and restricted cash, beginning of period	764,415	33,072	211,071	28,477
Cash, cash equivalents, and restricted cash, end of period	$288,283	$214,358	$288,283	$214,358

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
ir@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com